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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), on March 31, 2021, OppFi’s CEO, Jared Kaplan participated in roundtable panel hosted by IPOEdge. A transcript of roundtable panel discussion and the associated social media posts made on April 2, 2021 in connection with the interview are being filed herewith as soliciting material.

The following is a transcript of the IPOEdge roundtable panel discussion on which OppFi’s CEO, Jared Kaplan, participated that was recorded on March 31, 2021.

•	JOHN JANNARONE, IPOEdge

00:00:06Hello, thank you for joining us today. I'm John Jannarone. I am the Editor in Chief of IPOEdge. We have a wonderful panel I will introduce you to shortly.

•	00:00:15This is the future of finance. We have three CEOs. We have the head of listings in the West Coast, Jack over at NASDAQ and we have an investor who's been in the business for a very long time.

•	00:00:27We're going to talk about innovations in fintech with three companies that are doing very different things, but before I get into that, Jared, if you would, let's just do a little housekeeping here.

•	00:00:37If anyone wants to submit a question, and we would highly encourage that, please submit it to us

•	00:00:42via email their editor at IPO hyphen Edge and I'm sorry editor at ipo have an edge calm or through the zoom portal, which is easier, so we can all see that, and if you missed some of this or you want to share it or watch it again, that will be available later this afternoon.

•	00:01:00I am very happy to introduce our panelists, but before I do that, I want to bring up something interesting. Here we're talking about innovations and finance and I came across as an Italian American is very interesting quote.

•	00:01:11From m&a a genie.

•	00:01:14founded the Bank of Italy, which is now the Bank of America, and this was designed to help the unbanked get banked and I think that some of the folks you're going to hear from today are going to talk about that in detail.

•	00:01:25And how they're gonna compete with the incoming banks and what that all means for the financials in the large.

•	00:01:32Also Jared, on the next slide I want to show something I remember being back at the Wall Street Journal

•	00:01:3810 years ago hearing about fintech and, as you can see here, these are searches within company filings for the word fintech from our friends at sent to. As you can see, this has become quite a topic.

•	00:01:51Back then, it was something that people were whispering about. Maybe it would be something, maybe not, sound like a hot topic, but here we are, we have three CEOs

•	00:01:59we’ll introduce momentarily. But I want to say something about the CEOs, in particular, we have CEOs from three very different parts of

•	00:02:08this industry. We have one with Patty Cook from Finance of America who is doing asset back lending right. So she is helping people who have a house or home improvement and so on

•	00:02:19get loans so it's securitized. We also have Scott Sanborn who's helping people who are borrowing, but maybe and better rates and then we have

•	00:02:28 Jared, who is helping people who maybe don't have any access to credit at all. So we're gonna hear all about them and what their companies are doing for the system and for borrowers momentarily. With that, let's kick it off share it and we will start with our friend Scott from

•

Scott Sanborn-LendingClub

00:02:50There Scott, yes i'm here great.

•

JOHN JANNARONE, IPO Edge

00:02:52leverage that we're going to start with

•	00:02:54Scott from Lending Club. So Scott tell us who you are what you're all about, and as I just mentioned

•	00:02:59these other companies are about to go public via SPAC, Scott has been public for a while, right Scott. However you're undergoing a pretty transformational move here with the bank charter and essentially becoming a bank so tell us what it's all about.

•

Scott Sanborn-LendingClub

00:03:14That's right. Thanks John. Hi everybody. So Lending Club was founded back in 2007 and we set out really to disrupt

•	00:03:26banking, kind of the final frontier that technology had not yet disrupted, up to the benefit of the consumer. We focus first on lending,

•	00:03:35 specifically on unsecured consumer lending. The old fashioned, I just want a loan in the form of money in my bank accounts,

•	00:03:44and use technology data. You know, a real customer obsession and a marketplace model. Meaning, we were not balance sheet in the loans.

•	00:03:55We were selling them to investors. We use that combination of things to make credit more accessible more affordable and a lot more delightful to obtain.

•	00:04:07And it's worked. We became the market leader in unsecured lending. We've issued more than 60 billion in loans since inception,

•	00:04:18and have a master customer base of more than 3 million very, very satisfied customers. And as John just mentioned, we recently announced a very transformational acquisition for us, which is a digital bank

•	00:04:32company called Radius Bank and they bring to this combination not only most importantly, an award-winning mobile checking account that allows us to really help our customers, not only with lending now, but also with spending and with savings

•	00:04:50and bring some very, very powerful financial benefits to the company as well, effectively dramatically lowering our funding costs by about 90%,

•	00:05:00eliminating some other costs that we had which we used to partner with banks to issue loans for us. And that was another

•	00:05:07call it 10s of millions of dollars in annual expenses that are eliminated and it creates a new revenue stream for us, which is, we will begin to hold a portion

•	00:05:16of our loan issuance, this is a very, very high yielding asset on security consumer will begin to hold a portion of that and add net interesting calm, as a new revenue stream to the company.

•

JOHN JANNARONE, IPO Edge

00:05:28That's great Scott. So tell me if, for those who are uninitiated to Lending Club, that are not that familiar with your business model,

•	00:05:35what kind of implications does the bank charter have in terms of how do your margins improve? What were you doing before you won't have to do any more, precisely?

•

Scott Sanborn-LendingClub

00:05:46Yeah, so there's some really unique things for us, you know operating at the scale we were operating with

00:05:52some of the big purchases of our loans, almost half of our loans meant to banks so just talking a little bit about our model.

•	00:05:58You know what we're known for was this marketplace lending model and we're keeping the marketplace. What that allows us to do is serve a broad range of customers, including those that would fall outside of the typical bank.

•	00:06:11And you know, find the right risk adjusted capital for that particular borrower, so we've got large asset managers funding what's called riskier borrowers, and we've got regional banks, community banks taking the primers.

•	00:06:26In order to support that model at our scale we had to build the control and compliance infrastructure that you would expect to see at a bank. So we have those costs, but we didn't actually have the benefits of the bank.

•	00:06:37So, what it allows us to do, it allows us to issue our own loans. As you know, over the last two years, that's averaged about $20 million a year. That cost goes away and it allows us to hold loans, where we've said that we’ll plan to hold between 15 and 25% of our issuance

•	00:06:56ourselves. The loans we hold will earn three times as much as the loans we sell over the lifetime of a loan. So it's a dramatic improvement in our overall revenue profile. And then the other piece is the funding cost foot on behalf of our

•	00:07:13investors. We pull loans for them, right, they will place orders over a multi-month, multi-quarter period and you know they want 50 million a month, 100 million a month, we would pull those and we used to use warehouse lines for that.

•	00:07:28By swapping out expensive warehouse lines for deposits we're also reducing our

•	00:07:34funding costs by about 90%. So that's kind of all that financial side on the strategic side. Again, it's really about we have customers who love us

•	00:07:45and they tell us they want to do more with us.

•	00:07:48And so, now we have the ability to do that with a you know really data- rich platform that's a high engagement platform in the form of a checking account right, that people check

•	00:07:59daily, multiple times a week and it'll give us more opportunity to capture value and deliver value to the customers.

•	00:08:12you're on the job.

•

JARRETT BANKS - IPO Edge

00:08:14John you're on mute.

•

JOHN JANNARONE, IPO Edge

00:08:15those. Oh sorry Scott, before we go on to the next panel, I’ve got a question for you. So Scott you're going to look a lot like a bank, but where do you draw the line, are you going to look like City Group, are you gonna look like a Credit Suisse or Nomura? That's kind of a

•	00:08:32new day here. But like, what's going to make you different from those guys and are you going to limit your let's say adventures into traditional banking, to some degree?

•

Scott Sanborn-LendingClub

00:08:43Yeah, I mean we're pretty different, in a number of ways. We’re digitally native right. So we are not encumbered by the legacy systems. We’re able to, you know, move very, very quickly.

•	00:08:54Very much customer obsessed. And this is a big difference, this is where we are getting our traction with borrowers is

•	00:09:01we're not attached to some of these historical habits, at the expense of consumers that are big drivers of bank tlc to call it.

•	00:09:09You know, credit card companies they want you to stay in debt and making minimum payment as long as possible. We go to customers and say let us get you out of debt at a lower cost.

•	00:09:19You know and checking hey let's hit you with an overdraft fee. We will say we see you're going to be running out of money, let us extend you credit and let's not surprise you with an overdraft fee so we're not tethered to those things.

•	00:09:33In terms of our ambitions, you know they're large, and so we plan to do a lot on behalf of customers, but we're going to come at it in a way that you know we've got no branches, we don't have that operating cost so we'll come at it differently, but we do have broader ambitions.

•

JOHN JANNARONE, IPOEdge

00:09:50That's great Scott. Let's bring in Brad Golding an old friend of mine, from IPOEdge. So brad please introduce yourself and tell us a little bit about

•	00:10:01your background in investing in the financial sector, and specifically non-bank financial. Brad and I looked at such interesting companies as Green Dot and Rule Financial over the years.

•	00:10:15brexit tell me what's interesting right now, like where you see things going what's exciting to you.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:10:22Thanks Sean.

•	00:10:24I worked at Crusaders wrong by running portfolio here.

•	00:10:29Banks and financials we look up and down the capital stack we focus a lot on credit or happy to look really broadly.

•	00:10:40What the world is changing and that's one reason why I wanted to join the call and

•	00:10:50I think one of my favorite jokes about banking and

•	00:10:55 the world is when Alexander Hamilton who founded the Bank of New York left for the famous dual he said don't do anything until I get back.

•	00:11:07I have it.

•	00:11:09So, so I guess my question for Scott is you're buying or merging with a bank that has real capabilities and you're not just taking deposits, so what does that allow you to do and how quickly and how can you.

•	00:11:33compete on something other than price and have a kind of a race to the bottom, where everyone just ends up with lower rates where no one can make money staring at each other and will the banks, engage in that.

•

Scott Sanborn-LendingClub

00:11:46Yeah so it's a great question, right, you're right, we are not buying a charter, we bought real capabilities here, in addition to just, you know, getting a balance sheet and 2 billion in deposits.

•	00:11:58We picked up, as I mentioned, the multi award winning checking account experience, and as I’m sure everybody here knows, the money in banking is made in lending

•	00:12:10more than it's made in, you know, the actual interaction on, you know, interchange fees. So the fact that we've got the lending P Squared

•	00:12:20and, you know, we're adding this capability, I think, does a lot for us that the, you know, the primary thing for us is.

•	00:12:27the ability to, just as I mentioned here today, half of our customers have come back to us within five years to do business with us again. That's already, I think, a testament to how satisfied they are with the experience.

•	00:12:41What this is going to allow us to do is really create this daily engagement platform that is capturing additional data.

•	00:12:47That data is going to allow us to more effectively underwrite and more effectively identify opportunities for our customers to save.

•	00:12:55And you know you're right on. I talked a little bit about kind of traditional bank behaviors. It is a fact, a traditional bank will

•	00:13:03p ay existing customers less than their deposits and charge them more for a loan. We're actually doing the opposite and we're doing the opposite, not because we're giving away money.

•	00:13:12we're doing the opposite, because we actually use the data we capture from, you know, to customers brand new to Lending Club one who's done business with us before they look identical on the Bureau.

•	00:13:22This guy there's some business with us, before this woman is some business, which is lower credit risk and we reward that behavior with a better price and that's what creates the loyalty and we think opens up a whole bunch of opportunities to serve them better.

•	00:13:37Oh you're on mute Brad.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:13:39I they're gonna be looking at the other side of the world which are the meal back.

•	00:13:44There are a lot of people who wanted to come deposits have very limited offerings that are very convenient.

•	00:13:52How do they fit into this, or they just get a burnout and

•	00:13:59Offering big deposits, a big rates and deposits and low cost international transfers will just be.

•	00:14:07insanely unsustainable to model.

•

Scott Sanborn-LendingClub

00:14:09yeah I mean I think look what clearly there's a you know you're referring to people like a chime in a current and all these other has they have clearly identified a need in the market right they've clearly identified a

•	00:14:22large group of people that were not being well served by traditional institutions.

•	00:14:28In most cases, who they're serving is frankly the unbanked right, these are people that either did not have access to banking services or were getting feed to death.

•	00:14:39And to your point, I think they're changing standard practice. They're going to end up changing the game for the industry, of what the expectations are.

•	00:14:48I think your broader point of what's the business model behind it.

•	00:14:53You know, I think, right now, most of them are still in the early part of the game which is amassing you know, in some cases, millions of customers.

•	00:15:03And they're going to have to expand their products to turn it into a real economic engine. And that's why I mentioned, for us, we are very excited because we're the market leader in the highest yielding category of credit and the business model is in place already.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:15:19So you don't have to fake it till you make it and burn through 10s of millions of dollars before someone said

•	00:15:26man, we have no other ideas.

•

Scott Sanborn-LendingClub

00:15:28Yeah correct. If you look, you can just look at our basic financials and take out the costs that I just mentioned, add the revenue that I just mentioned and it's a very powerful economic engine.

•

JOHN JANNARONE, IPO Edge

00:15:40Brad, if I might jump in here, I'd like to ask you a question. Scott may have you on as well. So I look at

•	00:15:47bank stocks out there, traditional big banks trading at a fraction of book, especially in Europe, so Brad why is something like Lending Club more interesting to you then say Deutsche or whatever it may be that looks cheap?

•

BRAD GOLDING - Christofferson, Robb & Co.

00:16:02Yeah I mean I'm not gonna waste time taking potshots at your bank. We

•	00:16:08noticed was that we are all.

•	00:16:09We can be here all day.

•	00:16:12 I think for banks, the question is

•	00:16:15about costs and I've your bank like a high grade coo where you have 10 or 15 times leverage but insane costs that you know before you even get to interest expense 50 or 60% of the income, so I think that's the difference.

•	00:16:37You can tell in my office for the first time that agents.

•	00:16:42And look how lovely it is, but you know, one of the great oddities for me working at 36 and Fifth was there was just a massive Wells Fargo branch.

•	00:16:52down the street and never saw a soul in it that is said to move it across the street and cut it in half in size but there's still be no one in it, and it will still be the Madison avenue retail storefront that no one ever hills it.

•

JOHN JANNARONE, IPO Edge

00:17:06Right.

•

Scott Sanborn-LendingClub

00:17:08It's very much the case. I think Patty was saying and advanced that, you know, we're seeing 30 years’ worth of innovation in the last five years, you know.

•	00:17:18Things like the pandemic are often accelerants of existing trends, there was clearly a trend towards online banking and banking was increasingly becoming something you do now, the place you go.

•	00:17:30And that is really accelerated with COVID right, and people are not prioritizing a bank based on what's in my neighborhood, they're prioritizing their bank based on who's got the best mobile APP with the features that work for my financial life.

•

JOHN JANNARONE, IPO Edge

00:17:45 Brad, so when you and I used to talk about banks and I was at the Wall Street Journal, we were talking about book value, do you look at a company like Scott's on a P basis and his book value relevant for these guys?

•

BRAD GOLDING - Christofferson, Robb & Co.

00:17:58I think that's recurring. I mean there's this sort of deep dark secret in you know banking investing and I see cases on the call and cheryl hill lot he'll.

•	00:18:11Have a question or two or correction about this, but it's really return on equity versus book value and the magic formula has been return on equity divided by boat value equals 10% because banks are risky.

•	00:18:26And if you can generate enough, are we with a low enough cost can you break that mold and be viewed as a fintech.

•	00:18:37And I can't tell you the number of banks that have looked at and said Look, we have this great APP why aren't we being valued as a fintech and even recently there's a bank in Germany named around all day, who had nice care.

•	00:18:55Software business and they sold part of it merely to increase their

•	00:19:00commercial real estate management software business and they sold a piece of it just because they said, this is crazy we're trading at 30% above.

•	00:19:08And we actually have something that looks fintech keep for me i'm old school i'm going to say I need to see your return on equity I need to see stable returns and even more so I need to see returns through the cycle.

•	00:19:21And you can argue all by yourself fantastically well last year, and that was the cycle and I guess i'd have to eat by eat my words a little bit, but through a higher love content period.

•

JOHN JANNARONE, IPO Edge

00:19:34That that's that's tell for bread, you know Scott we've got a question for you right here, I was gonna say related.

•	00:19:41let's go for it so someone's asking when you're working with service providers what's the best way to connect to you and explore opportunities and credit admin risk servicing and valuation I mean it is all in house or do you do do do you need help for that.

•

Scott Sanborn-LendingClub

00:19:54um you know we're obviously a valley based.

•	00:19:58Company engineering is a you know you know amongst our largest employee base so we do a lot of bills and stuff that we view as you know, strategic proprietary where we want to own view, a lot of build.

•	00:20:10But absolutely we you know we've set up a an infrastructure that allows us, you know we're not going to build our own loan servicing system as an example that's a commodity there's lots of them out there, they get the job done and they're not very expensive.

•	00:20:23So we do a combination, but you know things around our data environment that you know we've got you know call it dozens and dozens of models around fraud and identity and ability to pay, and you know all all that kind of thing or in house.

•

JOHN JANNARONE, IPO Edge

00:20:39gotcha brad for a second here, if you could when you're looking at a company like lending club.

•	00:20:45And a lot of these fintech companies who covers them where do you get your information, are you going to your favorite bank analyst over with wedbush Henry coffee or are you going to or I guess the the fintech guy but who you ought to about about company like this.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:20:59Sorry me.

•	00:21:03I think that's a good question, I think it really depends on what different I would look at banks and I again I would look at this like a back and.

•	00:21:14I think it's interesting to look at at.

•	00:21:18Again i'm very simple and a little bit cost product which can you get around this expensive branch network, how you acquire customers is everyone acquiring customers, the same way, I mean it's upstart really the do all end all with with.

•	00:21:37client acquisition because they say they use Ai machine learning is green.in.

•	00:21:46The end will come back to green dot because I was mentioned earlier, is that the same world because they have very few products.

•	00:21:52they're in a they're in a crowded space where everybody wants to deposit in some fields, from a debit card, and just as when green dot you know ipo however many years ago 15 years ago.

•	00:22:06There are no barriers to entry there's nothing keeping people from say I can produce a debit card, I can charge lower fees and certainly if you're not as differentiated as as lending club is in certainly is becoming I think those segments are really a race to the bottom.

•

Scott Sanborn-LendingClub

00:22:26Is my question though john it i'll just say just to add to what brad said it's.

•	00:22:31You know, analysts are spread really thin and with model like lending club now, yes, we become a bank, however, we still look quite different from a bank, because you know.

•	00:22:4180% of the loans are being sold through the market that's generating fee income that is actually growing our capital base so it's like you can't just take these businesses and plop them into a.

•	00:22:52You know, a typical model, it requires more work, and you know you know we we you know, try to talk to as many people as we can and.

•	00:23:01You know point to what's similar and point to what's different so that people can get their heads around the advantages, because we we view that we're kind of bringing the best of both models you.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:23:09Can i'm going to jump in there argue that you're better serving covered by banking.

•	00:23:15You have growth.

•	00:23:16You have growth, I mean similar knows this, because he's been in that seat, and also an old friend.

•	00:23:22You have growth, you have differentiation, you have a good price point you're going to have low losses and that's going to compare super well to to the normal banks everyone every bank, I talked to say I don't know how to grow well.

•

Scott Sanborn-LendingClub

00:23:37yeah you're right on that brad if you look at us up against the traditional banking metrics were you know we're pretty much off the charts in most of the key things that somebody would look at.

•

JOHN JANNARONE, IPO Edge

00:23:50Alright guys well I, I want to bring in our next panelist and don't go away phil is but let's talk for a minute, because we have a couple of companies that are just very new to the markets with.

•	00:24:05Finance of America and off by so let's bring in jacka sell who runs West Coast listings at NASDAQ so jack.

•	00:24:14what's your view on all this is what's the best way to go public on you've done a lot of spec deals, as we discussed on previous panels and what is it about this industry that that works and what has to be done to intrigue.

•

Unknown Speaker

00:24:28investors.

•

JACK CASSEL - Nasdaq

00:24:30yeah it's a great starting off base.

•	00:24:33I think it just to give some framework around the current ipo market because I think that dovetails nicely into this option for companies.

•	00:24:42So it has, and I should probably double check and confirm it, but it we're closing out the largest quarter in ipo history by volume of total deals, and I think if you have anybody we didn't think it'd be 2021, let alone the first quarter of a year.

•	00:24:59But we continue to see high volumes are been 398 ipos so far in 2021 294 of those have been specs so it's about 74% of the market, right now, so it lends to a lot of activity, not only in the ipo market, but then, as we know, with the specs then being in market seeking.

•	00:25:24Targets so then for the company is you, you really have now three ways to get out to the public markets or access to public markets, you have the traditional ipo which again we're still seeing a lot of companies leverage so far this year.

•	00:25:39And a lot of that is because they want to leverage the roadshow they know this is more their path that makes sense for them, based on their.

•	00:25:46Who, they are in their readiness, we also received a a bit of evolution with the traditional ipo now you have some companies running what were called the hybrid model where for the book building process.

•	00:25:58they'll actually do more of a Dutch auction leading into that so they have a bit more control around that potlucks so the initial book building when they have when they launched their ipo.

•	00:26:08Then you also have the direct listing and that's something i'm kind of comes in vogue every few months or so.

•	00:26:15Last year we had three this year we've had roblox so far and then coinbase as a much anticipated direct listing coming up.

•	00:26:22there's been some news around the evolution of that as well the directly with a capital raise both exchanges can execute on that.

•	00:26:31But what we're hearing in market, both from the banking community as well as the company community.

•	00:26:35No one really wants to be that guinea pig yet so we'll see how that evolves through summer and into Q4 but.

•	00:26:42there's a few names larger Internet focus names that are starting to kind of kick that around.

•	00:26:48And then we have most applicable here the spec combinations.

•	00:26:52And to your question john around what makes the most sense, I think it really comes down to again each company looking internally.

•	00:26:59Saying are we ready that's First, the most important key right, you are going to be public through this process and transition, so do we have.

•	00:27:07The key management in place do we have the key board members do we have predictability into our revenue or in our financial model.

•	00:27:15Do we have the systems in place, and then, once you check those boxes, then you look at the different patterns and a lot of companies, right now, are actually dual tracking.

•	00:27:23or almost try tracking I guess with him and a kind of a strategic partner being that third leg of the stool.

•	00:27:30But I think, as we get to the spec combination, there have been 120 deals announced so far this year so again high volume and then 433.

•	00:27:42specs looking for targets so with that high volume, I think we we've seen and i'd love to hear the team here.

•	00:27:51You know their experiences going through this process but we're starting to see the pendulum switch back towards giving the company more leverage in the terms and the valuation.

•	00:28:02As we look at this market, six months ago, or prior year there was it was there was newness to this.

•	00:28:10You know, we always joked and we've had this on on a few of the panels were a spec used to be a four letter word or a bad name.

•	00:28:17But now we're seeing this mature we're seeing people understanding this and then we're also seeing some hall of fame sponsors coming into this market, and I think that's really what we'll see and what excites me about this fintech company conversation.

•	00:28:32Is these are real companies that have real balance sheets that have real revenue that are profitable in many instances.

•	00:28:39That are solving a real problem right there there's a lot out there in frontier tech and it's and that's great that's that innovation at disruption.

•	00:28:47Of kind of skating to where the Puck is going to be, but I think broadly in this fintech space we're seeing real, tangible companies.

•	00:28:55That are getting to market, and then they once they get to market, I think, from the investor perspective will continue to see a flight towards quality versus some of the bets that we've seen with other deals that have been finalized.

•

JOHN JANNARONE, IPO Edge

00:29:09that's great now jack i'm going to date myself a little bit here and ask you a question, as someone who's a teenager the 90s, I used to think technology was NASDAQ so, how come all these guys are listening to New York stock exchange.

•

JACK CASSEL - Nasdaq

00:29:22Which ones we had 83% win rate of all operating companies last year, so i'd love to see that data point.

•	00:29:30I guess one thing on the specs you know again every there's only two exchanges in the US and we're fortunate and you can list with their NASDAQ or will call them the other guys.

•	00:29:41But you know one evolution we've actually seen also through this process is for the.

•	00:29:46switches or excuse me for the spec combinations that companies are actually switching to NASDAQ though the spec may be listed on the New York Stock Exchange.

•	00:29:55But they're switching to NASDAQ at the combination and a lot of that is just either the relationship we had with the company prior to the announcement of the deal.

•	00:30:05We have lower cost of capital, we have our ir solutions and then kind of the brand alignment so it's it's something that you know I think either way companies are going to do well, is.

•	00:30:17In perform well as long as they have their house in order and again, some of those key elements I I highlighted earlier.

•

JOHN JANNARONE, IPO Edge

00:30:24that's great all right let's bring in the first of the other two companies are just going public through us back.

•	00:30:31we're going to start with Jared kaplan there's a Co op by so Jerry tell us the story, what do you guys trying to achieve what is the goal, why should investors take interest.

•

JARED KAPLAN - OppFi

00:30:47You think I think I figure out zoom by now right every year, thank you for the opportunity hello to the fellow panelists it's great to be on the virtual stage to be Scott nice to see again.

•	00:30:59OppFi it's a financial technology platform is powering day to provide credit access to what we call the everyday consumer.

•	00:31:07And here's how we define that So if you look in the country today it's pretty incredible most people live paycheck to paycheck.

•	00:31:1457% have less than $1,000 of savings in the bank account and it's about 60 million people that are locked out from traditional mainstream finance.

•	00:31:23And what we have been able to do is take some really cool technology to look beyond that traditional credit score and figure out who's got the ability and the willingness to repay.

•	00:31:34and deserves access and they need access right, this is not a low income consumer their immediate us consumers so they've got 50 grand.

•	00:31:41Annual incomes, they got a job they got a bank account.

•	00:31:44But their car breaks down, they need to get to work tomorrow or maybe they experienced something unexpected medically they go to their traditional bank they literally get laughed out of the bank.

•	00:31:54They go to apply elsewhere they’re declined, and we want to provide them the best possible product.

•	00:32:01We actually know what's best possible because we try to give away the business first So if you come to us from a non choice platform, the first thing we do.

•	00:32:07Is we go to 15 or so near prime platforms and we say hey Does anyone want the business and 90% of the time, no offers a return.

•	00:32:15For those customers, we work with the banks and we try to get them into a product that is structured in a way that you rebuild health and ultimately graduate them back to the mainstream and.

•	00:32:24That entire helping someone in a really difficult situation, providing them access creates tremendous loyalty.

•	00:32:31Tremendous gratefulness and now we are advancing the platform and building what we hope is the digital financial services destination for those consumers we're adding lower cost products, today we announced our

•	00:32:41payroll deduction installment loan called salary tap we've got a credit card launching an early second half of this year and the longer term we'd like to wrap around mobile banking look at point of sale.

•	00:32:51aspirational mortgages investment long term so very excited we did a terrible thing we built the whole thing without equity.

•	00:32:57So we have this metric called gap net income which as i'm talking to institutional investors, especially on the backside you know i'm like i'm sorry we didn't raise hundreds of millions of dollars of venture capital money.

•	00:33:07But let me tell you the story and we felt it was the right way to build the business.

•	00:33:12And here, as we get into public markets, he talked about specs we had we had a dual approach.

•	00:33:18When we started off we're looking at traditional ipo we started to get a bunch of imbalance and specs you have to do these days, if you're a financial technology company and the

•	00:33:27FG New American team led by Joe Mongolia who's a legend right X co Chairman of ameritrade rebuilt, the Coastal Carolina university football Program.

•	00:33:37We were like this is the right team to partner with to amplify your voice tell the story.

•	00:33:41and continue to build a platform, the last thing I will say is our financial metrics are off the chart and we've grown up very fast we've got great profitability, we have

•	00:33:48Incredible customer satisfaction but as we transition everyone cares about social impact in the SG.

•	00:33:55Every conversation i'm in so you know we've got our work cut out for us next couple years when we're on earnings calls not just talking about the revenue and the profit talking about how many customers.

•	00:34:05are we getting better products to how many every graduating and can we quantify ugly fruit, we are advancing different well.

•

JOHN JANNARONE, IPO Edge

00:34:13that's great Jared so um let me ask you something and I just want to frame this simply because, at least from my perspective, even though i've talked to brad for years he's a financial guru just to break it down simply where are the people who are coming to you, coming from.

•	00:34:30And who is going to lose, to put it bluntly.

•

JARED KAPLAN - OppFi

00:34:33yeah there's there's two directions, we find people that are in the markets last resort right they have traditionally relied on payday loans or title loans overdraft fees.

•	00:34:44tribal ending, and now they are searching and they find the apply platform through various different methods are oftentimes their search engine optimization we also work with a number of high quality marketing partners we do some direct mail and.

•	00:34:58They see us bank originated they see it's.

•	00:35:00A lower cost product each structured much differently, all the payments amortize principle, there are no fees right there's no late fees no nsf has no Origination fees no prepayment penalties reporting to three credit bureaus.

•	00:35:13so on and so forth, and so it's a much cheaper better option for where they are that's one group of a customer the other customer is someone, that is a great person.

•	00:35:21But did something poorly to their credit, largely because they have no savings right our typical customers $300 in the bank account it doesn't take much.

•	00:35:29to throw you over the edge now you're below 650 maybe you're below 620 you no longer have an option for the nearby market.

•	00:35:36And we're the best option for that consume so that's never met them, no matter where you go, we want you to go up, no matter where you come from we want you to go off at that time they typically find.

•

JOHN JANNARONE, IPO Edge

00:35:45Well, what we're going to get into this question later when we have a Roundtable of the idea of keeping someone on just to basically milk fees from them, but tell me this Jared is there a target ECO score that you know looks good for you are you hitting across the board.

•

JARED KAPLAN - OppFi

00:36:01What score did you say ECO score or.

•

JOHN JANNARONE, IPO Edge

00:36:03FICO like I said.

•

JARED KAPLAN - OppFi

00:36:05We also photos now we don't even know nothing about Michael with our platform right in the bank so use it, but I would say that the vast majority of customers are below 620, with an average in the mid to high 500 is what it looks like.

•

JOHN JANNARONE, IPO Edge

00:36:18And and Jared just and again we'll get back to this later again with a whole group, but your ambition is not to keep these people forever paying interest you're actually trying to improve their credit, hopefully right.

•

JARED KAPLAN - OppFi

00:36:31Absolutely, I mean if you look at this space right there are lots of stories about I think two things that have happened in higher cost spaces before one is.

•	00:36:39Are you taking advantage of a desperate person and two are you dropping them into cycle, a debt right everything we do.

•	00:36:44is to prove against those two things on the front end we're actively trying to literally give the business away to better options that they exist.

•	00:36:52For many customers that doesn't exist, so, then they go into one of these banker originated product, now we got to graduate them out and we're doing that, through.

•	00:37:00Decreasing price as they perform over time on our legacy, and so my products, but now we've got a graduate amount of graduate into that payroll deduction product and ultimately.

•	00:37:09That credit card, you know if you look at the credit card product it's considered a mainstream product in this revolving it will have a higher weight on the traditional credit scores.

•	00:37:19And then we got to get in savings right, because now you got access you got to actually that was great Internet access now you got cheaper access that's great now you have to.

•	00:37:27Make sure you can generate savings would save, as you can buy a home ultimately invested a lot so that's the.

•	00:37:32plan and look so far has done with the high net worth you know up and comers we want to do for the everyday consumer my CFO won't, let us put our name on regular yet i'm trying i'm trying hard weeks keeps on saying no.

•	00:37:43So we're going to do it a little bit differently, but I think there's a huge opportunity and whoever gets that social impact right it's gonna win it.

•

JOHN JANNARONE, IPO Edge

00:37:50that's great thanks a lot now look let's bring patty started making wait patty is a friend of our program here patty tell us what.

•	00:37:58kinds of America is all about your diversified business lines, and of course patties business a little different these guys because it's generally back I assets right.

•

PATTI COOK - Finance of America

00:38:07Yes, thanks john hi everybody, so I guess I would start by defining finance America that's why I spent 40 years in financial services, and I have certainly seen the boom and bust of lending.

•	00:38:22This company was purposely built to deliver cycle resistant earnings so whether rates are going up or down whether credit is flowing or not, whether the economy is good or bad.

•	00:38:34We built a business that would be insulated from those up and downs, how do we do it.

•	00:38:40We have five business segments, we are a big mortgage lender $11 trillion market, we are a big lender in the reverse mortgage space that's.

•	00:38:49baby boomers with $7 trillion of equity in their home, we are big lenders to investors and residential real estate with single property loans, as well as some flip.

•	00:39:00We have a fee for service business and, lastly, we have a portfolio manager of business that owns their own broker dealer and a registered investment advisor.

•	00:39:08So when you look at it across the board, the benefits the tailwinds that drive each of those businesses are different.

•	00:39:17Like right now it's rates and mortgages, so you could look at our business model and say okay patti how are you going to stack up against you, who are rocket and my answer is going to be we're very different we're not just a mortgage company.

•	00:39:29So it's the diversification of our model that is unique, it is built to generate cycle resistance.

•

JOHN JANNARONE, IPO Edge

00:39:36that's great now patty something I asked you when we spoke earlier yesterday, what do rising rates mean for finance of America on the long end of the curve.

•

PATTI COOK - Finance of America

00:39:45So this comes back to the diversification like, if you think about rates.

•	00:39:50And you look at the lenders that are mortgage only lenders there's been a lot of volatility in their stock, because people can't figure out what it means.

•	00:39:59Well, when you look at it, for us, rising rates means less revise let's revise means less volume less volume means earnings are under pressure for mortgage companies.

•	00:40:10The underlying dynamic, though, is that the purchase market is growing, and we have a very strong purchase franchise so but that's just one segment of our business.

•	00:40:20Reverse largely unaffected by rates fix and flip single rental loans largely unaffected fee for service portfolio management those have other drivers of the business, hence the diversification to generate more stable earnings growth.

•

JOHN JANNARONE, IPO Edge

00:40:36Now patty someone we brought up just now is Scott, which is popping into my mind now, how do you think investors should look at your business.

•	00:40:43you're not a bank scott's the only one here with the Bank, for now, and I don't think either you or Jared intent on becoming a bank, do you look should investors, what do you want an earnings basis or what what's the best way.

•

PATTI COOK - Finance of America

00:40:56I think, for us, since earnings right it's not a book value, we are in the business of manufacturing alone and making money doing it.

•	00:41:05We don't retain the loans, we sell the lungs so you're going to look at us and we should be generating a high return on equity because of that manufacturing nature of what we do.

•

JOHN JANNARONE, IPO Edge

00:41:17Alright, great so we're going to bring everybody back in i'm gonna let brad take someone to the lead here, but not entirely brad sorry i've got a question for you guys so.

•	00:41:28we've got this fintech idea, and you got these banks, so my question is what's wrong with their technology and why can't They fix it themselves does someone want to jump on that I feel like Scott might.

•

Scott Sanborn-LendingClub

00:41:41yeah I mean you know the real issue is banks are dealing with a lot of legacy systems, there you know these core banking systems are decades.

•	00:41:53Decades decades old you know a lot of moron languages that aren't even taught anymore and universities.

•	00:42:00And they're cobbled together multiple systems through years of bank acquisitions and integrations so it's a really, really complex problem to solve.

•	00:42:09That requires a pretty significant technology investment and also requires talent, that a typical bank again like the big money Center banks, they got it right, they can attract the talent and they've got the capital to deploy.

•	00:42:21To address the issues, but you know the people that are really struggling with us, or the Community and regional banks, because you know they both talent and investment capital to solve the problem is really difficult.

•

JOHN JANNARONE, IPO Edge

00:42:33brad what's your take on that I look let's think global here how do the European banks look in terms of that are they still using the you know the old code and they need the guy who's older than you brad to code it and they don't have any young guys to do it.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:42:47thanks for that chip shot, I think I, I think it is Eric I think the banks in Europe are oddly a little bit ahead.

•	00:42:58In versus the US bank but there's still plenty of banks that, and you can you can imagine them all that that they're desperately behind, I think that.

•	00:43:10One of the benefits, certainly for consumers that I talked about with Scott is going to be that these banks are now have to run around a bit with their hair on fire and say.

•	00:43:22How do I update my systems, so I can even offer or thinking think about offering a product like Scott or Jared or his speed and flexibility that.

•	00:43:38That someone like finance of America has because i'm popping this through a legacy system.

•	00:43:47So the banks were really at a crossroads here and and I think it's interesting because.

•	00:43:52If it weren't for all these companies, the banks would be in the same place for 20 years and, and so I think the consumer wins.

•	00:44:00Regardless it's just a question of I think what the margins will be coming out of it for everyone involved, can I ask patty a question.

•	00:44:10Thanks for you mentioned, you know rocket united wholesale and there's certainly others, and I take it, you haven't got caught in the fray and haven't made a big donation to Michigan state and had a stadium or something that for you.

•	00:44:28I know the German doesn't want that he has his eyes on the prize on and on addison and the but, but how do you maneuver between these big the hammonds who are.

•	00:44:42Clearly at war with each other, both in business and in verbal.

•

PATTI COOK - Finance of America

00:44:48yeah so it's a great question brad and you'll notice finance America like I think we're one of the most profitable public companies that nobody's ever heard of.

•	00:44:58And the reason is our model looks like more of a B2B model than it does have been at Sema.

•	00:45:04Where are we getting our business we're getting our business from realtor referrals we're getting our business from.

•	00:45:11to some degree, brokers across the US so to some degree, might say we're competing with uws but we're kind of flying below the radar.

•	00:45:19relative to them and there's still a tremendous amount of opportunity to gain share if you're in the top 25 but you're not in the top spot.

•	00:45:30So, if you look at us we're not spending a billion dollars a year on our brand trying to get people to go to our website.

•	00:45:37we're doing it differently we're doing it through brokers for tuning in to distributed retail and we do have a call Center but it's more to retain our existing customers that it's really to drive new ones, to the website so it's a fundamentally different model.

•

JOHN JANNARONE, IPO Edge

00:45:54brad I was going to let you lead here, I had a question about regulatory issues, so you know you've got taxpayers in the US and Europe, they bailed these banks out to three times now, is there pressure to get better is there pressure to be more like the three.

•	00:46:12Leaders we have from these fintech companies among these traditional banks or not really.

•	00:46:20Read.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:46:25I don't know I think I think that's really a better question for them that.

•

JOHN JANNARONE, IPO Edge

00:46:29That okay.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:46:30them, for me, my question I guess around that would really be.

•	00:46:37One impact, you say from the new you know I know there's someone who's listening so another friend What impact do you see from the COPD and What impact do you see from a new administration and that will that.

•	00:46:52marginally increase costs to really potentially hurt their business and constraint credit so so that's sort of.

•	00:47:00go off on a tangent there but.

•

JOHN JANNARONE, IPO Edge

00:47:02I Jared Jim have you on that, I thought that affects your business but tell us.

•

JARED KAPLAN - OppFi

00:47:08yeah I mean, I think, regardless of who's in office when you're in consumer finance you can't just try hard and get the stuff right like you got to get it right it's complex.

•	00:47:16We had to build bank level compliance without being a bank of Scott alluded to earlier to pass the muster of our bank partners who you know go through extensive diligence processes in order to.

•	00:47:26figure out whether they want to work with us or not you're gonna have a stronger CFP under Biden, no question about it, I do think across the CFP I.

•	00:47:34do think across members of Congress, there is an understanding that there needs to be more access, and it also has to be combined with appropriate consumer.

•	00:47:44Protection guardrails right we're huge advocates of that CBS had that small dollar rule out there forever like we think it's common sense, we think it should be in place and.

•	00:47:53We actually believe that you know with a unified Congress there's an opportunity to get more common sense legislation passed and.

•	00:48:02Do it in the form that ensures access with the appropriate protection so that's a stance were taken but.

•	00:48:08It is hard you got to do it right every single day, you have to build the infrastructure, one of my toughest jobs.

•	00:48:15Is balancing investment and all the sexy tech and product stuff with all the absolute necessary infrastructure that's required to get it right, so it doesn't change regardless, who was an office.

•

PATTI COOK - Finance of America

00:48:26I totally agree with charron feel the exact same way, and the way we look at the CFP is there, our friend.

•	00:48:33We just launched a really innovative product called equity avail and we wouldn't have launched it without being in lockstep with them all along the way in terms of the product, so I look at them as they're trying to do the right thing by the consumer, so one way and it's a great partnership.

•

Scott Sanborn-LendingClub

00:48:50yeah that's one thing to that I agree with everything that's been said.

•	00:48:54One of the drivers of us being a bank which I didn't talk about, but I think, which some people on this call would appreciate is the regulatory clarity, it provides when you're when you're innovating and you're operating in a new space and you're developing new products and.

•	00:49:10When it's not clear who your regulator is into patty's point who you should be talking to get approval for your innovations, the answer is everybody.

•	00:49:18And guess what they all have a different interpretation of laws that in some cases have been on the books for 100 years.

•	00:49:25And so, for us actually having it be clear, this is your primary regulator, this is a you talk to get approval we really welcome, we welcome being part of the system so that we can innovate.

•

JOHN JANNARONE, IPO Edge

00:49:38that's great now brad I want to bring up a topic, you and I discussed a very long time ago it's a little obscure but bear with us, called the rule of 78 and this digs into a question of.

•	00:49:47Are any of you in the business of basically pushing a borrower's into staying there longer I asked you to Scott, you said no, but there are rules out there, and there are publicly listed companies, one of which I named before which.

•	00:50:02take advantage of this rule and essentially keep people in debt for longer is that is that is that going the way of the horse and buggy is that gone, I mean I would hope so, but how do you guys look at that kind of that kind of like legal system.

•

JARED KAPLAN - OppFi

00:50:18I can, I can take a first stab at it, I think.

•	00:50:22it's you know, this is all back to financial health and balancing it right it's interesting in our business.

•	00:50:30You know, we talked about the front and on the process right and trying to get them the right product at the front of the process let's say they pay off the loan and they have another crisis.

•	00:50:39Or, or you know, an every day expense, maybe your kids in virtual school, you need to go buy a computer right and you need to come up and fun and you come back to us.

•	00:50:49What is the right amount of time that someone could come back what's your point of view on when it's appropriate to refinance i'll tell you there's no better way.

•	00:50:58To upset customers than when we declined someone that has done everything they said right and came to us and paid us.

•	00:51:04They go crazy What do you mean you were my only option like I did everything you asked me to rates were higher than I wanted a day like.

•	00:51:11And so we are just self policing that and self regulating that to get to the right area and, as in making the.

•	00:51:18Investment necessary every year to make the product better.

•	00:51:21I talked about it being no fees right, I mean the banks, thankfully, they agreed all the way the nfc is here recently, which is, I think a tremendous win for the consumer and we got to graduate them not only got a debt.

•	00:51:32But graduating to better forms of debt like we're launching but ultimately they have savings so they're not reliant on borrowing every time something pops up out.

•	00:51:41of a budget it's hard, it is hard you know the fundamentals of the macro world here is that way just have been flat.

•	00:51:50And all the basic cost of living at an increasing rate for housing, education, child care.

•	00:51:54Health care and so as long as that continues there's going to be a dearth of savings and this balance so all we can do as a company is for search is getting better every year, make the products cheaper.

•	00:52:05make them more accessible and I think we can help lead the way to a better answer.

•

JOHN JANNARONE, IPO Edge

00:52:11that's great jack I want to bring it back in your NASDAQ is a very green company, as we know, is something like what i'm discussing here.

•	00:52:20You know Jared just ripped on the idea of doing the right thing for society is that something that you believe that investors care about are people talking about you know, are you taking advantage of low.

•

JACK CASSEL - Nasdaq

00:52:31Income.

•

JOHN JANNARONE, IPO Edge

00:52:32You know people and so on, which I from what i'm.

•	00:52:34hearing is not the objective of anyone here, but is that is that part of the conversation with investors.

•

JACK CASSEL - Nasdaq

00:52:41It is, I think we're seeing a big move towards going to E, F G right and nasdaq's really walking the walk here, in addition to talking to talk we own the nordics.

•	00:52:51exchanges, and so this is just been part of their ethos for four decades now, and so that's really moved into nasdaq's mission.

•	00:53:00So we built out a lot of advisory services working with both investors, as well as companies to not only ensure that they are.

•	00:53:08are moving in the right direction towards this again based on their respective goals around this but also making sure that the companies are getting credit for the work that they're doing you know with a lot of these.

•	00:53:20Reporting agencies that are large monotonous files that you have to kind of check the box and it's pretty subjective but they they give you, yes, Sir knows.

•	00:53:29So we try to work with the companies to advise them on on how to really interpret what they're looking forward to ensure again that you get the proper credit for what you're doing as well as building out that roadmap and being able to tell that to tell that to the street.

•

JOHN JANNARONE, IPO Edge

00:53:43rate i'm brad i'm just going to bring you.

•	00:53:46back into this, I remember, more than a decade ago, you and I were talking about this issue companies doing this and, as I recall i'm not that old I still remember brad.

•	00:53:58The street didn't care that much as long as it was allowed it wasn't a big deal has there been any sort of seismic shift in thinking.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:54:07um I think.

•	00:54:09Now, in yes, how how's that for an answer, I think, on the consumer side, the answer is no.

•	00:54:18That, if no one's looking at a no one's looking at someone would deceptive practices, no one's looking at.

•	00:54:27aggressive lenders, should we say, but they end saying I don't want to invest in them, I think they're bad people, and it may go into a.

•	00:54:39Yes or no do I know sorry not that's but no one's stepping Evan and singling them out with the big bang sick answer is yes, and people want the big bangs to list a long as she policy I don't think no surprise you john that I am someone of the opposite view that.

•	00:55:00If a big you know i'm not jumping up and down and i'm not saying that you know Bank of America should go out and in loaned money to all the gun makers, far from it.

•	00:55:10But, but there is someone who's has underlying capital investment and the banks are making loans.

•	00:55:19And maybe people should look at the capital investments in the first place and and and work on those and not have.

•	00:55:26A bank, the great arbiter of what what's the SG and now it's not a particular thing to say, whereas with consumers, I believe, the answer is definitely because a lot of people want individuals walk into transactions, they don't understand.

•	00:55:41Right, and this is a very strongly held view that you know even you know we talked about pawn a little bit, and no one walks into a pawn shop thinking of getting a good deal.

•	00:55:54But they understand the bad deal with Kevin so at least there's a meeting of the minds.

•

PATTI COOK - Finance of America

00:55:59I can, I want to chime in I.

•

Unknown Speaker

00:56:01Think.

•

PATTI COOK - Finance of America

00:56:03it's I think the three of us Jared, Scott and myself, you know are putting the customer first.

•	00:56:09And the interesting thing when you do, that is it's good for the customer, but it's also good for business.

•	00:56:15Right, if you do the right thing for them they're coming back.

•	00:56:18they're going to come to you for the next loan or the next financial product that they're looking for, so we talk about customer first last and always and it's both altruistic but it's also good for business and it shows, and our net promoter score, which is north of 90.

•	00:56:35All three of us on this phone would say that.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:56:38it's great for business and that's another reason why I think investors should look more closely at that, because the last thing you want is to.

•	00:56:47Continually burn customers with high rates and tricks and hope you can find a a new set of for lack of a better word suckers I think that's terrible for business um so completely agree.

•

JOHN JANNARONE, IPO Edge

00:57:06Well, now brad if i'm not wrong, one of the selling points from a couple of these companies, I guess, I won't mention again is that they had customers for several years, so that shouldn't be the model, it should be there are plenty of people out there.

•	00:57:18They should be happy, they should move along and do their own thing we shouldn't you know, keep them trapped with us is that right bread.

•

BRAD GOLDING - Christofferson, Robb & Co.

00:57:24Well, I think what most of really everyone had said, is our water products, there are different products for different places where you are in your surely say financial health.

•	00:57:37There are a lot of companies, now that are that are coming out with a very stated mission of reporting as Aaron said reporting to credit.

•	00:57:47agencies to try and get people on that road to to more accessibility at a lower rate and and you know again what what Jared has said, is he is following that customer with lower lower risk and lower.

•	00:58:08fee products, and I think that for lending club they're clearly planting the flag there of.

•	00:58:17customers with reasonable credit who they're trying to to bring down i'm very again very curious about.

•	00:58:26What the you know how the banks respond and whether it's a small small dollar London, whether it's you know oh my gosh i'm going to give you a great feeling and take your 38% private car break down to 32.

•	00:58:40You can take me later, but, but ultimately where this world where this real guns and I think luckily for patty I think the banks have.

•	00:58:53really been laughed by the non non bank mortgage originators i'm Sir she saw that back to her time that at Freddie Mac is that that that process started.

•

JARED KAPLAN - OppFi

00:59:07I, and I would just as we're going to our space right maybe a US bank, what is the fifth largest banks in the world what think.

•	00:59:15Or at least in the country, has launched a product called simple own a couple years ago.

•	00:59:19And it was their version of a small dollar loan, we were convinced you'd see a lot of the other bolts brackets get into the space it really hasn't happened.

•	00:59:27But I do think there is a recognition recognition that this is a massively underserved marketplace, you have companies like square piling some old are the cash if you've got companies like Jain who got to figure out the learning piece to make their business model home.

•	00:59:42it's a good thing for consumers that's where I can take that the more competition, the more banks with their cost of capital with their expertise, which is the bigger guys.

•	00:59:49Who could do it themselves, I think that will just ultimately make companies like afi have to get that much better over time with our bank partners, and in the consumer one.

•

Scott Sanborn-LendingClub

00:59:59yeah let's go back or it's kind of the conversation we started earlier was that you know, for you know.

•	01:00:05You got to problems on you know when we look at our market there's two problems there's the big banks who actually have.

•	01:00:11The capacity to the credit card banks have the capacity to wonder right an unsecured consumer nationwide and they got the data but there's an active disincentive because, by taking somebody who's on a floating rate.

•	01:00:24Product where the depth can extend for many, many years and refinancing them into a lower rate term loan that's going to fix period at the end of it it's actually bad a bad trade for them.

•	01:00:34And so, that is, you know you kind of have the innovators dilemma, and for everybody else.

•	01:00:39How do you, you know you're a regional bank you don't have a nationwide footprint you don't have the data and you don't have the technical infrastructure to go do it, and I think that's why you're seeing a lot of the you know innovation come out of the.

•	01:00:52The tech space.

•

JOHN JANNARONE, IPO Edge

01:00:54And thanks Scott, so this is perfect timing, we have a lot of questions from the viewers here, you know we talked about technology, you know, surely if.

•	01:01:05the likes of Bank of America in over here or credit agricole and Europe are having trouble with antiquated software they're not ready for blockchain are they and is that something that you guys might be thinking about employing in some capacity.

•	01:01:22Scott.

•

Scott Sanborn-LendingClub

01:01:24yeah I mean.

•

JOHN JANNARONE, IPO Edge

01:01:25The banker.

•

Scott Sanborn-LendingClub

01:01:25Look, I think this face is evolving.

•	01:01:29quickly, obviously I would say the actual you know and there's some people doing some pretty interesting things in terms of the utility of the product right there's companies looking out there's a way to streamline the securitization process.

•	01:01:41You know kind of using blockchain technology, but it is you know.

•	01:01:47It is a as you're probably aware, a very power hungry solution right now that you know it's still looking for the right problem to solve at a big scale that that's what I would say right now.

•

PATTI COOK - Finance of America

01:02:01Yes, God, I agree, I think it's a great buttons word, but when you look at our business, I agree with you, I see the most application for us on the back end in our securitizations it's hard to see it immediately paying a lot of dividends and the processing side of.

•

JARED KAPLAN - OppFi

01:02:20course to say it was more just a blockchain Ai and machine learning every time i'm on a panel, I will say.

•	01:02:27The we haven't seen much utility in the blockchain PC for our business granted securitizations right now, I was in Ai and machine learning beef is coming along very, very fast and it's similar to the.

•	01:02:38The ability to this intermediate the incumbents.

•

Unknown Speaker

01:02:40agreed.

•

JOHN JANNARONE, IPO Edge

01:02:42jack as if I could ask you jack has a very interesting per trees, you see so many technology companies what's your view on all this are you seeing blockchain as a theme generally and in any way in mingled with with finance with with with folks like these.

•

JACK CASSEL - Nasdaq

01:02:58We are, and I think i'd say is Jared Scott and patty had alluded to, is about as well it's it's something that isn't necessarily the Foundation, but it's moving into the foundation of the infrastructure of banking and on the exchange side.

•	01:03:13You know our team is leveraging Ai and ml as well, so.

•	01:03:18Making them the buzzwords, but we are in fact and then also as we look at blockchain I think there's.

•	01:03:25we're also looking at that at nasdaq's infrastructure on on how that's applicable and how that can help us move the ball forward.

•	01:03:32I think, as you open it up to the broader around crypto I think there's a lot there that still needs to be unpacked and still needs to evolve in the market.

•	01:03:41A lot around the SEC and their acceptance of this as a currency but for us and NASDAQ we are one in in the trenches on a lot of these as we continue to move our technology.

•	01:03:52Forward across our entire platform, not just the exchange business, but our market tech or index, it is a lot of our am well kyc business as well, so we're excited about all these developments and their application for us.

•

JOHN JANNARONE, IPO Edge

01:04:07Great i've got a question that came in here about coven and, obviously, for a long time, none of us were interested in walking into a bank branch.

•	01:04:16Is that something that's here to stay and in does it benefit companies like yours, I mean I you know if i've got to.

•	01:04:24pay the babysitter or something I get a check I don't really go to the bank right, so I but some people still do so, how does that How does that fit in just does this reluctance to go to a physical building impact your businesses.

•	01:04:38Jared woody What do you say.

•

BRAD GOLDING - Christofferson, Robb & Co.

01:04:39john let me hop in there alright.

•	01:04:42If I could happen, I think he paid the babysitter with the DEMO.

•	01:04:47know why you're so right in.

•	01:04:49my chest there's.

•

JARED KAPLAN - OppFi

01:04:54No question and accelerated digitization we're up to north of 80% of people get into us on their mobile phone I think it's.

•	01:05:04seamless and easier than walking in to a brick and mortar location it's also more private I will tell you, though, what is a bit counterintuitive it doesn't necessarily mean you eliminate the need for humans, because.

•	01:05:18You know.

•	01:05:19We, we have a phone number on the website right, I mean people can go straight through on a mobile phone, they want, I think we decision 75% instantly.

•	01:05:28Today, but there is a portion of the population that still wants to reach out and touch the company and if you can pick up the phone.

•	01:05:34And the number one question we get is, are you a real business which we are robeson, but let me tell you about the business and that extra expense.

•	01:05:42To build that trust, so that person leaves us a great review that someone else seed and Mina pays for itself in droves, I would say absolutely.

•	01:05:49We are well on the way to the inflection point of not already past it but there's still an old fashioned component that's not going to leave us for anytime and the companies and investment will be reward.

•

Unknown Speaker

01:05:58I.

•

Scott Sanborn-LendingClub

01:06:01Go ahead.

•

PATTI COOK - Finance of America

01:06:01I totally agree we actually did a.

•	01:06:05Consumer outreach about three years ago and talk to millennials and we said what it is that you want, and a wedding experience and the answer is good technologies table stakes.

•	01:06:15You better not have a borrower show up and have an antiquated process about how they're going to get your dogs and how you're going to speak with them, but at the end of the day, two phrases human touch and advisor and I think it makes all the difference.

•

Scott Sanborn-LendingClub

01:06:29yeah I was just going to add one other thing, so I don't think there's any question that code has accelerated pretty dramatically, a lot of the trends and I think they're here to stay and you see it, and everything like use of apple wallet contactless cards like you name it.

•	01:06:45I think kind of building on gerald's point Another thing we saw encoded was you know, we were able to virtually overnight within two weeks, we were able to increase our surfacing capacity by 30%.

•	01:06:59We had four different payment plans live right within weeks, and so we were at we answered the phone call and we had a solution for you.

•	01:07:08I think that's another difference maker that not only build loyalty and helped the loans really perform resiliency through the cycle, but it also set up a pretty big contrast between you know what a digital infrastructure can deliver.

•	01:07:23versus you know some of the you know more legacy systems.

•

PATTI COOK - Finance of America

01:07:28Yet, to be.

•	01:07:30The mortgage process that are being affected by this would be title and notaries, think about it, that was all person to person and whole industry had to find a way fast to get around it, so the innovation was accelerated because of covered and it's still taking place.

•

JARED KAPLAN - OppFi

01:07:48And I was just gonna add that the other real obvious piece, I think that the coven played out, I mean, especially for our products.

•	01:07:56Was the intelligence of the customer and they really understand when and how they use these products right and two biggest drivers for demand for us is car repair and unexpected medical if you're not driving your car you can't break it.

•	01:08:07If you're not going to a doctor, unless you think you got code you're not incurring unexpected medical so we saw.

•	01:08:13For the first time in my tenure mobility over five and a half years I would classify the demand prior to Coleman and insatiable right we kind of.

•	01:08:21manage our growth based upon bottom line and then coven hits and people are making really smart decisions and paying back higher costs that and now as we kind of.

•	01:08:30reopen here we're seeing the opposite trend, but I think the prudent in the proof points that people understand when and how to use these products is a critical data point to help people understand why we're here.

•

JOHN JANNARONE, IPO Edge

01:08:42brad I will.

•

BRAD GOLDING - Christofferson, Robb & Co.

01:08:44happen for everyone is for the next six months or a year.

•	01:08:52Is the competition banks or is the competition, competition and close the challenge that people have received so much money.

•	01:09:01In stimulus have not taken trips have not spent it and assurance that had been really, really much more responsible than I think any of us ever would have expected that there's just less demand.

•	01:09:14Sorry patty I know you don't have you have the opposite problem now so but but for everyone else is is it that everyone has been super responsible so now you just kind of wait event build the business and wait for the other side of this.

•

Scott Sanborn-LendingClub

01:09:30I can, I can start and then maybe turn over the others have so for for us the market we're going after is we're refinancing your primary market is we're refinancing existing credit card debt.

•	01:09:43credit card debt to your point brad came down but it came down to just shy of a trillion dollars right it's still someone absolutely massive number.

•	01:09:54And so that opportunity is there for people to save money that's it, I will say more broadly, we do expect the first half of the year demand to be below pre coven.

•	01:10:05For, for the reasons you articulated that people got money in their accounts they behave very prudently on their spend.

•	01:10:11But in the case of lending club when you look at our growth we pulled back pretty significantly last year in preparation for the Bank, so our ability to deliver growth is off of the you know is is pretty straightforward off of the base.

•

JARED KAPLAN - OppFi

01:10:27yeah we saw I mean we really hit last April in our customer typically has averaged 300 bucks I mean that's like.

•	01:10:34Quite precipitously in their bank account took about eight nine weeks to get down to what I would consider a normalized level, but the demand.

•	01:10:42If we just look at Google search data, the demand was only about 60% of normalize the man, by the end of the year.

•	01:10:47And then the time the second check it there were actually a little bit below in their bank accounts, but still not as needed barring we just had this last stimulus, you could already see.

•	01:10:57You know, people are spending they're getting out there, you know discretionary income that was saved people are taking vacation you know they are going to restaurant so it's not going to take that long, I mean absent another coven strain.

•	01:11:12locking down the country I think you're going to be a normalized environment and second episode here, this seems to be trying to us.

•

JOHN JANNARONE, IPO Edge

01:11:21Scott someone's putting on the spot here, so I think you can handle it, how do you stand out from well someone's asking the other big non bank lenders, of course, you're not a non bank lenders anymore, but tell us about that.

•

Scott Sanborn-LendingClub

01:11:35I mean the biggest thing is we've got an enormous data advantage right.

•	01:11:41You know we've just since 2015 I think we have 150 billion cells of data on you know 75 million plus repayment events.

•	01:11:53And our ability to harness that data and turn it into an experience that is frictionless and it's you know effectively you don't get to be market leader by.

•	01:12:05not making an offer or making an offer that's worse than others right, so you kind of see the proof is in the pudding there, which is.

•	01:12:13we're taking that data and yes we're using machine learning and Ai to develop models and execute the decision making and that's really.

•	01:12:22that's one and then two is the customer base right we've built a very, very big base of very satisfied customers, they are coming back to us.

•	01:12:33To do more business with us, and so that you know itself so if you think about we're able to see what a lifetime value is.

•	01:12:40we're increasingly going to be able to offer more products now with the banking system.

•	01:12:44So our ability to compete in the open market to acquire customers if we can make that customer worth more to us than others we're also can be fierce competitors in the open market.

•	01:12:53And then the final thing is our model we say yes to more people right, then, a typical company would we serve a broader range and so when you're competing when you pay for a click on Google adwords.

•	01:13:06If you can't make an offer to half of those people that click is wasted so we're able to say yes to more people so that's another advantage.

•

JOHN JANNARONE, IPO Edge

01:13:14That that's great I want to step back for a minute here and put this in a little bit of historical perspective jack and brad.

•	01:13:23You know 1020 years ago there weren't that many companies like this in the public markets to look at how do you look at the landscape, now I mean bread.

•	01:13:30When you and I used to look at these companies, you know, sometimes you were you were not so favorable about them are like did you see like a lot of good interesting businesses arising from this from this groundswell from fintech.

•

BRAD GOLDING - Christofferson, Robb & Co.

01:13:44I mean the short answer is we'll see.

•	01:13:48I mean, I think that that there are a lot of companies that.

•	01:13:54Were specs here a strong incentive to the sponsor to do a deal.

•	01:14:02Full stop not necessarily a great deal because they still get 20% so we'll see in a year or two.

•	01:14:12I mean we'll really see in probably two or three after the lock up ends, for all the.

•	01:14:18spec sponsors and I think that you're starting to say over the past two or three weeks it's really the month of March this euphoria over smacks.

•	01:14:33wearing thin I think that's probably super healthy, I think, for, for you know for finance of America apply it probably allows investors to work with a kind of a.

•	01:14:47Fresh set of eyes on what the actual business, it is, and not get caught up in the hysteria.

•	01:14:54You know, since you were picking on credit suisse before.

•	01:15:00You know I saw the Financial Times yesterday today, tomorrow is having a European spec video conference and one of the people they picked, as the speaker is the former CEO of credit suisse.

•	01:15:16Okay, wait a minute.

•	01:15:19What has he done right in the past five years, literally nothing so Why is he an ideal specs once.

•	01:15:27You can give my number i'm sure they'll get me i'm sure he'll call me sooner or later, after that, so what why, why is the lawyer, since intermediaries, but, but I think that's the case, and there are certainly people with us.

•	01:15:40Who sponsored many, many, many facts on the finance side and one is a serial spec ensure that I know, and everyone knows so and a family of.

•	01:15:51specialty finance.

•	01:15:54Companies and many of them haven't really done well, so i'm not sure why they have nine specs.

•

JOHN JANNARONE, IPO Edge

01:16:00Well, but before I let patty or Jared and i'm not even sure you need to weigh in on this, I will say that I have.

•	01:16:07strong view you know just because you have a rod as part of a spec doesn't mean that it's a good it's a good deal right, I mean what investors need to do is look at these very detailed.

•	01:16:18You know presentations you put together which we read you know carefully and something that I pointed out, and I want to stress again is sort of our mantra year.

•	01:16:27When you see a company talking about 2027 revenue and it's all top down, I mean sure you can paint a picture right, but I think it's important that you know folks like patty and Jared here have actually told a story that's real and grounded in.

•	01:16:42agreements or something much more solid than that I would you agree Jared.

•

JARED KAPLAN - OppFi

01:16:46yeah I mean the market is saturated right and institutional investors are having difficulty certain through you know what's a real company what's the real target what's the real spec sponsor.

•	01:16:58I think you know we didn't do a pipe which is like incredibly unique we didn't do a high because we didn't need the capital so like.

•	01:17:06Like like people are like well you're not doing the pipes, or what you know we don't need and so there's that kind of education process that you have to go through.

•	01:17:14You know, Joe rogan we did degree a lock up for two years, as part of our deal which was important to us just to have him, you know at least a much longer than typical.

•	01:17:23But the judgment day is common, and this is that and to brad's point I mean you put all these presentations with numbers in them.

•	01:17:29And you don't hear numbers in the public Martin Scott getting pregnant teach us as a public company CEO like i'm gonna be a first time public company CEO and i'm like trying to figure out the only new pieces and, like the vice have gotten into yet it, we had a meeting beat right so.

•	01:17:44The companies that that are that are reporting for 2026 that's going to be.

•	01:17:49Important to them.

•

Unknown Speaker

01:17:51well.

•

JOHN JANNARONE, IPO Edge

01:17:52If I can drag I asked you to weigh in on this i'm not asking you to.

•	01:17:56You know disparage any NASDAQ companies or anything but look he's right this all happened so fast we don't really know if anybody can meet and beat yet I mean.

•	01:18:05These have all happened in the last 1218 months right so what's your view on that and what do you tell companies jack who are going public and talking about you know very long term projections to entice investors.

•

JACK CASSEL - Nasdaq

01:18:19yeah well, I think we look at it, two ways right so first and foremost we're looking at it from a capital markets perspective and as we've discussed before you know we've seen this influx from the retail side, so I first and foremost.

•	01:18:31Do your diligence prior to investing in either the spec or the company right, and I think that's.

•	01:18:36Something that's getting a bit muddied in this to your point around a rod and some of the athletes coming in some of the actors, yes we're saying there's hall of Famers, but most of these are you know operators that.

•	01:18:47By the way, guys.

•

JOHN JANNARONE, IPO Edge

01:18:49jack jack is a former major league baseball player, so I mean I didn't mean to hit a soft spot there jack sorry.

•

JACK CASSEL - Nasdaq

01:18:55No it's all good a rod over three off me.

•	01:19:01But, so I think that's the first element of it right, people are getting caught up in that we're seeing such through the Apps through the Robin Hood phenomenon last year into the beginning of this year.

•	01:19:11So that's creating a lot of momentum that that was unprecedented a bit right last year, we saw and I think it's August, where the retail the total volume of trading by retail eclipse institutional trading.

•	01:19:23Right so that's unprecedented and we're seeing a lot of that move into this back these.

•	01:19:27So there's a kind of a clouded area there on the retail side from an investing side so first and foremost do your diligence make sure you understand some of the fundamentals.

•	01:19:36The business model, etc, I think, for us also when we look at the requirements we are doing a lot of diligence on these combination, the specs themselves, as well as the combinations to make sure they meet our listing requirements.

•	01:19:48total number of round lot shareholders and then what's that going to be through the combination, and I think that's something that we've seen and we've been trying to on our side.

•	01:19:57Work with some of the retail and broker dealers that have these large wealth management arms to educate what it means to vote.

•	01:20:04For either the deal, or at the for the proxy if they're bullish and understanding that this then converts and what that means for your units and really again just educate the system and the broader ecosystem.

•	01:20:17So that people understand what they're buying what they're investing into.

•	01:20:21So I think that that's our initial perspective on and then again we're working closely with the SEC, as well as the banking community as this situation or I shouldn't say situation, but as this particular element of the market continues to grow.

•

JOHN JANNARONE, IPO Edge

01:20:38um alright, so I got one last question for all of you, and this is something that I have that i've covered as a journalist data privacy.

•	01:20:47So you know banks have gotten in trouble, from time to time, what can you do to prevent this, because it's a media nightmare if it happens it's obviously bad for everyone involved, can you do better than the bank's can I mean Scott about you you've got some thoughts on this.

•

Scott Sanborn-LendingClub

01:21:04yeah I mean look at it used to be you guys remember like when target happened, it was like major news and now, at this point it's like it's every day and it's every organization.

•	01:21:18And you know, the challenges are ever evolving the criminals are getting smarter and smarter, you know we.

•	01:21:27unique to us, you know we are complying with some of the strictest cyber security standards in the country, like the State of New York, and if you haven't gone through that check it out.

•	01:21:38And with privacy we've got you know California is kind of leading the way on some of the privacy rules that we have to comply with, so I would say, you know we.

•	01:21:48invest heavily it's a never ending battle we are up to some of the strictest standards, but you know I think at this point if if CEOs and boards aren't worried about this, then they're not paying attention.

•	01:22:00And I don't think anyone can say don't worry we've got this they'll never be a problem, they can just say we're doing everything we can to stay in front of it.

•

JOHN JANNARONE, IPO Edge

01:22:09that's that's that's great I I unless chatter about he wants to weigh in I think it's a great place to to wrap this up you guys have been fantastic.

•	01:22:18i've never seen a group of five get along so well, frankly, you guys are in the same business you're you're not territorial you you you ripped off each other very well, so thank you so much for making this very easy and wonderful to watch and everyone who listened along thanks a lot.

•

JARED KAPLAN - OppFi

01:22:36All right, thanks for having me thank you.

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on April 2, 2021:

LinkedIn: I joined an @IPO Edge panel this week to discuss the future of finance and the growth of the industry. Watch the recap below. #FinTech

https://finance.yahoo.com/news/replay-nasdaq-palm-beach-hedge-175532647.html

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on April 2, 2021:

Twitter: I joined @IPOEdge for a panel on the #FutureOfFinance and the rise of #FinTech. Watch the recording here. $FGNA

https://oppl.co/31FE4Ra

Important Info regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its LinkedIn page on April 2, 2021:

LinkedIn: Our CEO @ Jared Kaplan joined an [@ IPO Edge] panel of industry experts to discuss the future of finance and the expansion of #CreditAccess in the US. Watch the full panel below.

https://finance.yahoo.com/news/replay-nasdaq-palm-beach-hedge-175532647.html

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on April 2, 2021:

Twitter: Watch @JaredSKaplan discuss the #FutureOfFinance and #FinancialInclusion with @IPOEdge here: https://oppl.co/31FE4Ra $FGNA

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

Benziga article and Social Media Posts

A copy of Benzinga’s article released on April 1, 2021 follows:

Benzinga held its annual Benzinga Global Fintech Awards, a day of dealmaking, networking, and recognition in the financial technology space, on Nov. 10, 2020.

In recognition of those disruptive innovators creating positive and diverse change within the financial services space, Benzinga presents OppFi.

About: OppFi powers banks to deliver credit access to the everyday consumer. The company has unlocked credit to the 60 million consumers with low income or credit.

Insurtech pioneer and OppFi CEO Jared Kaplan said he joined the company because he saw plenty of unsolved problems in the traditional lending space.

“What we built at OppFi is a financial technology platform that powers banks to offer credit access to the 60 million Americans that have been completely locked out of coverage,” Kaplan told Benzinga. “If you’ve got bad credit and no savings, and you need credit access and can’t get it, you’re in a very difficult situation.”

Core Product: OppFi works with banks to underwrite and service loans to the underserved, on their behalf. Using alternative data, as well as machine learning and artificial intelligence, OppFi is able to look beyond traditional factors in determining creditworthiness, thereby approving 30% more loans.

Things like how fast applications are filled out and spelling are fingerprints to a consumer’s riskiness.

“Through all the fancy technology that we have behind the scenes, we figure out who is creditworthy, and then we actually go to the broader marketplace and see if we can find coverage, at a lower rate.”

OppFi, through its referral program with 15-near-prime lenders who offer rates lower than 36%, in 10% of cases, is able to offer a better rate. In other cases, OppFi works with banks to underwrite customers, structuring products in a way that rebuilds credit.

“It’s typically $1,500, 11-month installment loans," he said. "There are no fees, prepayment penalties, origination fees, late fees, NSF fees. We report to the three credit bureaus and the loans amortize over time.”

Through so-called graduation products, OppFi enables customers to then access mainstream solutions, like credit cards, to maintain credit.

Use Case, Recent Developments: OppFi has very little competition. Why? Barriers to entry, among other factors.

“We are consciously building all parts of our delivery model to be unique and have a sustainable advantage,” the CEO said in reference to OppFi’s best-in-class customer acquisition costs, credit decisioning model, and customer service.

“We do a pretty counterintuitive thing from a service perspective; we put our phone number on the website,” Kaplan said. “We’re rated 4.8 out of 5 stars on the Better Business Bureau website.

In light of success in the marketplace helping consumers weather the COVID-19 coronavirus pandemic, OppFi announced it would merge with FG New America Acquisition Corporation

FGNA 0.2%, a SPAC led by ex-TD Ameritrade CEO Joe Moglia, to raise funds and build a more robust platform and product portfolio.

“Having the opportunity to partner with someone like Joe Moglia made it a no-brainer because his brand credibility, in tandem with what we’re doing, allows us to highly differentiate the company and how we serve the customer,” Kaplan said. “The SPAC process is faster and you can talk about your vision in the future, much easier.”

Innovation Outlook: Going forward, OppFi looks to be on the front lines of innovation in the fintech space. It will accomplish this by providing solutions to access, rebuild, and grow credit.

“There are very few IPOs with five-years of profitability and growth at our pace,” Kaplan said in a discussion on prospects for growth in 2021, given the pandemic reopening and an inclination, by consumers, to spend more.

“We’ll have three products in the marketplace that can service the underserved customer. Over the next 12 to 18 months, when the volume comes back, we want to serve this customer with the best available product, and then graduate them back to mainstream products, over time.”

To learn more about OppFi, click here.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on April 1, 2021:

LinkedIn: I recently sat down with @Benzinga to discuss our role as a #FinTech disruptor in powering banks to address the larger issue of improving #CreditAccess and what makes OppFi’s delivery model unique.

https://www.benzinga.com/fintech/21/04/20437852/fintech-spotlight-oppfi-ceo-talks-going-public-prospects-for-growth

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on April 1, 2021:

Twitter: Great conversation with @renatolcapelj and @Benzinga about our role as a disruptor in the #FinTech space. $FGNA

https://oppl.co/3dpijun

Important Info regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its LinkedIn page on April 1, 2021:

LinkedIn: Our CEO @ Jared Kaplan joined @ Benzinga to discuss what makes OppFi different and how we are disrupting the #FinTech industry to power #FinancialInclusion.

https://www.benzinga.com/fintech/21/04/20437852/fintech-spotlight-oppfi-ceo-talks-going-public-prospects-for-growth

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on April 1, 2021:

Twitter: @JaredSKaplan discusses our delivery model and goal of expanding #CreditAccess with @Benzinga. $FGNA

https://oppl.co/3dpijun

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans Leadership & Communications on their respective LinkedIn pages on April 1, 2021:

LinkedIn: OppFi CEO @ Jared Kaplan spoke with [@ Benzinga], discussing our platform, our process, and our role as a disruptor in the world of credit.

https://www.benzinga.com/fintech/21/04/20437852/fintech-spotlight-oppfi-ceo-talks-going-public-prospects-for-growth

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The text of the article linked in the social media posts is follows:

Benzinga held its annual Benzinga Global Fintech Awards, a day of dealmaking, networking, and recognition in the financial technology space, on Nov. 10, 2020.

In recognition of those disruptive innovators creating positive and diverse change within the financial services space, Benzinga presents OppFi.

About: OppFi powers banks to deliver credit access to the everyday consumer. The company has unlocked credit to the 60 million consumers with low income or credit.

Insurtech pioneer and OppFi CEO Jared Kaplan said he joined the company because he saw plenty of unsolved problems in the traditional lending space.

“What we built at OppFi is a financial technology platform that powers banks to offer credit access to the 60 million Americans that have been completely locked out of coverage,” Kaplan told Benzinga. “If you’ve got bad credit and no savings, and you need credit access and can’t get it, you’re in a very difficult situation.”

Core Product: OppFi works with banks to underwrite and service loans to the underserved, on their behalf. Using alternative data, as well as machine learning and artificial intelligence, OppFi is able to look beyond traditional factors in determining creditworthiness, thereby approving 30% more loans.

Things like how fast applications are filled out and spelling are fingerprints to a consumer’s riskiness.

“Through all the fancy technology that we have behind the scenes, we figure out who is creditworthy, and then we actually go to the broader marketplace and see if we can find coverage, at a lower rate.”

OppFi, through its referral program with 15-near-prime lenders who offer rates lower than 36%, in 10% of cases, is able to offer a better rate. In other cases, OppFi works with banks to underwrite customers, structuring products in a way that rebuilds credit.

“It’s typically $1,500, 11-month installment loans," he said. "There are no fees, prepayment penalties, origination fees, late fees, NSF fees. We report to the three credit bureaus and the loans amortize over time.”

Through so-called graduation products, OppFi enables customers to then access mainstream solutions, like credit cards, to maintain credit.

Use Case, Recent Developments: OppFi has very little competition. Why? Barriers to entry, among other factors.

“We are consciously building all parts of our delivery model to be unique and have a sustainable advantage,” the CEO said in reference to OppFi’s best-in-class customer acquisition costs, credit decisioning model, and customer service.

“We do a pretty counterintuitive thing from a service perspective; we put our phone number on the website,” Kaplan said. “We’re rated 4.8 out of 5 stars on the Better Business Bureau website.

In light of success in the marketplace helping consumers weather the COVID-19 coronavirus pandemic, OppFi announced it would merge with FG New America Acquisition Corporation FGNA 0.2%, a SPAC led by ex-TD Ameritrade CEO Joe Moglia, to raise funds and build a more robust platform and product portfolio.

“Having the opportunity to partner with someone like Joe Moglia made it a no-brainer because his brand credibility, in tandem with what we’re doing, allows us to highly differentiate the company and how we serve the customer,” Kaplan said. “The SPAC process is faster and you can talk about your vision in the future, much easier.”

Innovation Outlook: Going forward, OppFi looks to be on the front lines of innovation in the fintech space. It will accomplish this by providing solutions to access, rebuild, and grow credit.

“There are very few IPOs with five-years of profitability and growth at our pace,” Kaplan said in a discussion on prospects for growth in 2021, given the pandemic reopening and an inclination, by consumers, to spend more.

“We’ll have three products in the marketplace that can service the underserved customer. Over the next 12 to 18 months, when the volume comes back, we want to serve this customer with the best available product, and then graduate them back to mainstream products, over time.”

To learn more about OppFi, click here.

###

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi's new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement that the Company entered into with OppFi, OppFi Shares, LLC, a Delaware limited liability company, and Todd Schwartz, in his capacity as the Members’ Representative (the “Business Combination Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company and OppFi following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement, including with respect to the levels of the Company stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or the Company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company and OppFi caution that the foregoing list of factors is not exclusive. The Company and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.